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                                                                   EXHIBIT 10.24

                                                                  EXECUTION COPY

                            AGREEMENT OF STOCKHOLDERS

     THIS AGREEMENT OF STOCKHOLDERS (this "AGREEMENT," which term shall include each annex and exhibit hereto) is entered into as of the 9th day of December, 2002, by and among Wildblue Communications, Inc., a Delaware corporation (the "COMPANY"), and the stockholders listed on the signature pages hereto (each such stockholder executing this Agreement, a "STOCKHOLDER" and, collectively, the "STOCKHOLDERS").

                                    RECITALS

     A. On the date hereof, the Company has executed subscription agreements with the Subscribers (as hereinafter defined) for a proposed aggregate funding of the Company of at least $145 million (the "SUBSCRIPTION AGREEMENTS"). In connection with such funding, the Company and the Stockholders desire to effect the following transactions (the "TRANSACTIONS"), each of which is conditioned upon the closing of the subscriptions pursuant to the terms and conditions of the Subscription Agreements (the "CLOSING"), and each of which shall be consummated concurrently with the Closing or at such other time as specified in this Agreement:

     - the establishment, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware ("DGCL") and Article IV, Section B.1 of the Company's Fourth Amended and Restated Certificate of Incorporation, as amended (the "CHARTER") of a new series of preferred stock of the Company, to be designated the Series H Non-Voting Preferred Stock of the Company, par value $.001 per share ("SERIES H PREFERRED STOCK");

     - the declaration of a dividend to the holders of all shares of Convertible Preferred Stock (as hereinafter defined) then outstanding, as it exists under the Charter, such dividend to be in the form of shares of Series H Preferred Stock, payable pursuant to Article IV, Section C.1(a) of the Charter;

     - the automatic conversion of all shares of Convertible Preferred Stock then outstanding into shares of common stock of the Company, par value $.001 per share, as it exists under the Charter (the "OLD COMMON STOCK"), at the then-effective Series A Conversion Price, the then-effective Series B Conversion Price, the then-effective Series C Conversion Price, the then-effective Series E Conversion Price, the then-effective Series F Conversion Price, and the then-effective Series G Conversion Price, as the case may be (as each respective Conversion Price is defined in the Charter), by written consent of holders of at least 58% of the shares of the Convertible Preferred Stock then outstanding, voting together on an as-converted basis as a single class pursuant to Article IV, Section C.5(b)(i), of the Charter; and

     - the adoption, execution and filing of a Fifth Amended and Restated Certificate of Incorporation of the Company (the "FIFTH CHARTER"), substantially in the form attached hereto as EXHIBIT A, which provides for, among other things, (i) the creation of the Senior Preferred Stock (as hereinafter defined), (ii) the reclassification of each share of Series H Preferred Stock into one share of Junior Preferred Stock (as hereinafter defined) (iii) the reclassification of each share of Old Common Stock into one share

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        of new Series A Common Stock (as hereinafter defined) and (iv) the creation of the Series B Common Stock (as hereinafter defined).

     B. The Stockholders collectively hold the right to vote a sufficient number of the shares of Convertible Preferred Stock issued and outstanding on the date hereof for the approval of the Transactions, and the Stockholders desire that no transfer of such shares shall occur until consummation of the Transactions unless the transferee of such shares agrees to be bound by this Agreement.

     C. After issuance of the Dividend Shares (as hereinafter defined) as a dividend to holders of the Convertible Preferred Stock and conversion of the Old Preferred Stock into Common Stock in accordance with this Agreement, the Stockholders will collectively hold the right to vote a sufficient number of the shares of Series H Preferred Stock (assuming the issuance of no additional shares of Series H Preferred Stock other than the Dividend Shares) and Old Common Stock issued and outstanding as of the date of filing of the Fifth Charter with the Delaware Secretary of State for approval of the Transactions, and the Stockholders desire that no transfer of such shares shall occur until consummation of the Transactions unless the transferee of such shares agrees to be bound by this Agreement.

     D. In order to effectuate the Transactions, the Stockholders desire to grant an irrevocable proxy with respect to their shares of Convertible Preferred Stock, and the shares of Common Stock issuable upon conversion of such shares, to vote, consent or execute a written consent of the Stockholders in lieu of a meeting in favor of each of the Transactions that requires a vote or approval of the stockholders of the Company.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereby covenant and agree as follows:

     Section I. DEFINITIONS. As used in this Agreement, the following terms have the corresponding meanings set forth below:

     (a) "AFFILIATE" means, (i) when used with reference to a specified Person (other than Telesat Canada), any Person that directly or indirectly Controls or is Controlled by or is under common Control with the specified Person, and (ii) when used with reference to Telesat Canada, any Person that directly or indirectly is Controlled by Telesat Canada; PROVIDED that the Company shall not be deemed an Affiliate of any Subscriber or Stockholder, and no Subscriber or Stockholder shall be deemed an Affiliate of any other Subscriber or Stockholder, for purposes of this Agreement.

     (b) "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banking institutions located in Denver, Colorado, Wilmington, Delaware or New York, New York are authorized or obligated by law to close.

     (c) "CERTIFICATE OF DESIGNATION" has the meaning given in Section II(a) of this Agreement.

     (d) "CHARTER" has the meaning given in the Recitals to this Agreement; PROVIDED, HOWEVER, that references to the Charter after the filing of the Certificate of Designation with the

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Delaware Secretary of State shall refer to the Charter, as amended by the
Certificate of Designation.

     (e)  "CLOSING" has the meaning given in the Recitals to this Agreement.

     (f)  "CLOSING DATE" has the meaning given in Section V of this Agreement.

     (g) "CLOSING DOCUMENTS" has the meaning given in Section VII(a) of this Agreement.

     (h)  "COMPANY" has the meaning given in the Preamble of this Agreement.

     (i) "CONTROL" and its derivative terms means, when used with reference to a specified Person, the ownership of securities of such Person having sufficient voting power to elect a majority of the Board of Directors of such Person, or the ownership of at least 50% of the economic value of such Person, whether through the ownership of voting securities, by contract or otherwise.

     (j)  "CONVERSION" has the meaning given in Section II(b) of this Agreement.

     (k) "CONVERSION SHARES" means (i) as of the date of the Conversion, shares of Old Common Stock issued to holders of Convertible Preferred Stock upon the Conversion, and (ii) as of immediately prior to the close of business on the Closing Date, the shares of Series A Common Stock issued to holders of Old Common Stock upon the Reclassification.

     (l) "CONVERTIBLE PREFERRED STOCK" means all shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, each par value $.001 per share, issued and outstanding under the Charter as of the date hereof.

     (m) "DGCL" means the General Corporation Law of the State of Delaware as in effect on the date hereof and as may be amended hereafter.

     (n) "DELAWARE SECRETARY OF STATE" means the Secretary of State of the State of Delaware.

     (o) "DIVIDEND SHARES" has the meaning given in Section II(a) of this Agreement.

     (p) "EXISTING INVESTOR RIGHTS AGREEMENT" has the meaning given in Section VIII of this Agreement.

     (q) "FCC" means the U.S. Federal Communications Commission or any bureau or division thereof acting on delegated authority.

     (r) "FIFTH CHARTER" has the meaning given in the Recitals to this Agreement.

     (s) "JUNIOR PREFERRED STOCK" means the Junior Non-Voting Preferred Stock of the Company, par value $.001 per share, to be authorized by the Company effective upon the filing of the Fifth Charter with the Delaware Secretary of State.

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     (t)  "LIEN" means any lien, mortgage, encumbrance, charge, pledge, lease, security interest, claim, assessment, restriction (including restrictions on transfer), option or right of any kind (including any conditional sale or other title retention agreement).

     (u) "NEW INVESTOR RIGHTS AGREEMENT" has the meaning given in Section VI(c) of this Agreement.

     (v) "OLD COMMON STOCK" has the meaning given in the Recitals to this Agreement.

     (w) "PERSON" means a natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, business trust or other organization, whether or not a legal entity, or a government or agency or any political subdivision thereof.

     (x) "PROXY HOLDER" has the meaning given in Section III(a) of this Agreement.

     (y) "RECLASSIFICATION" has the meaning given in Section II(c)(ii)of this Agreement.

     (z) "RESTRICTED PERIOD" has the meaning given in Section IV of this Agreement.

     (aa) "SECURITIES ACT" has the meaning given in Section VI(c) of this Agreement.

     (bb) "SENIOR PREFERRED STOCK" means the shares of Senior Convertible Voting Preferred Stock, par value $.001 per share, of the Company to be authorized pursuant to the Fifth Charter.

     (cc) "SERIES A COMMON STOCK" means the Series A common stock of the Company, par value $.001 per share, to be authorized by the Company effective upon the filing of the Fifth Charter with the Delaware Secretary of State, which common stock is entitled to one (1) vote per share on any matter submitted to the vote of the common stockholders of the Company.

     (dd) "SERIES B COMMON STOCK" means the Series B common stock of the Company, par value $.001 per share, to be authorized by the Company effective upon the filing of the Fifth Charter with the Delaware Secretary of State, which common stock is entitled to ten (10) votes per share on any matter submitted to the vote of the common stockholders of the Company.

     (ee) "SERIES H PREFERRED STOCK" has the meaning given in the Recitals to this Agreement.

     (ff) "SHARES" has the meaning given in Section III(a) of this Agreement.

     (gg) "STOCKHOLDER" and "STOCKHOLDERS" have the respective meanings given in the Preamble of this Agreement.

     (hh) "SUBSCRIBER" means each investor party to the Subscription Agreements.

     (ii) "SUBSCRIPTION AGREEMENT" has the meaning given the Recitals to this Agreement.

     (jj) "TRANSACTIONS" has the meaning given in the Recitals to this Agreement.

     (kk) "TRANSFER" has the meaning given in Section IV of this Agreement.

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     (ll) "VOTING AGREEMENT" has the meaning given in Section IX of this
Agreement.

     Section II. DIVIDEND; CONVERSION; RECLASSIFICATION; FIFTH CHARTER. Each of the Company and the Stockholders hereby consent and agree to each of the following Transactions:

     (a) SERIES H PREFERRED STOCK DIVIDEND. On or before the Business Day immediately preceding the Closing Date (the "DIVIDEND DATE") the Board of Directors shall duly adopt resolutions authorizing, and the Company shall effect: (A) the establishment of the Series H Preferred Stock in accordance with the certificate of designations, rights, privileges and preferences of the Junior Preferred Stock in substantially the form attached hereto as EXHIBIT B (the "CERTIFICATE OF DESIGNATION"), pursuant to Section 151(g) of the DGCL and
Article IV, Section B.1 of the Charter, (B) the filing with the Delaware Secretary of State and effectiveness on the Dividend Date of the Certificate of Designation, (C) the declaration of a dividend on all shares of Convertible Preferred Stock issued and outstanding on the Dividend Date, payable in the form of shares of Series H Preferred Stock with a fair market value (set forth in such resolutions) as determined by the Board of Directors (the "DIVIDEND SHARES") and (D) issuance of the Dividend Shares to the Stockholders as payment of such dividend pursuant to Article IV, Section C.1(a) of the Charter.

     (b) CONVERSION OF CONVERTIBLE PREFERRED STOCK. On or prior to the Closing Date, but not before the Dividend Date, the Proxy Holder shall execute and deliver on behalf of the Stockholders a written consent of the Stockholders in lieu of a meeting (the Stockholders being the holders of at least 58% of the voting power of the Convertible Preferred Stock, on an as-converted basis, and the minimum number of votes that would be necessary to authorize such action at a meeting at which all holders of Convertible Preferred Stock entitled to vote thereon were present and voted) to the conversion of all shares of Convertible Preferred Stock into shares of Old Common Stock pursuant to Article IV, Section C.5(b) of the Charter (the "CONVERSION"); PROVIDED THAT such consent to the Conversion shall be subject to the prior approval of the dividend and Dividend Shares pursuant to Section II(a) hereof. The Conversion shall be consummated and effective immediately prior to the close of business on the Closing Date.

     (c)  RECLASSIFICATION; ADOPTION OF THE FIFTH CHARTER. On the Closing Date:

          (i) the Board of Directors shall duly adopt resolutions declaring advisable and authorizing, and the Company shall effect: (A) the Reclassification (as hereinafter defined) and the Fifth Charter,
               (B) submission of the Fifth Charter to the stockholders of the Company for approval and (C) subject to approval of the requisite stockholders, the filing of the Fifth Charter with the Delaware Secretary of State, to be effective on the Closing Date; PROVIDED THAT such authorization shall be subject to the prior consummation of the Conversion pursuant to Section II(b) hereof.

          (ii) the Proxy Holder shall execute and deliver on behalf of the Stockholders a written consent of the Stockholders in lieu of a meeting (the Stockholders being the holders of at least a majority of the voting power of each of the Series H Preferred Stock and the Old Common Stock issued and outstanding as of close of business on the Closing Date (after issuance of the Dividend Shares and consummation of the Conversion), which is the minimum number of votes that would be necessary to authorize such action at a meeting at which all holders of

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               capital stock of the Company entitled to vote thereon were present and voted) approving and adopting the reclassification of the (A) Series H Preferred Stock into Junior Preferred Stock, whereby each holder of issued and outstanding Series H Preferred Stock on the Closing Date (including without limitation the Stockholders) shall receive one share of Junior Preferred Stock in exchange for each share of Series H Preferred Stock so held, and (B) Old Common Stock into Series A Common Stock, whereby each holder of issued and outstanding Old Common Stock on the Closing Date (including without limitation the Stockholders) shall receive one share of Series A Common Stock in exchange for each share of Old Common Stock so held (the "RECLASSIFICATION"), creation of the new Series B Common Stock and the amendment and restatement of the Charter on the terms set forth in, and in substantially the form of, the Fifth Charter; PROVIDED THAT such consent shall be subject to (A) the prior approval of the dividend and Dividend Shares pursuant to Section II(a) hereof ,
               (B) the prior consummation of the Conversion pursuant to Section II(b) hereof, (C) the prior approval of the Reclassification and the Fifth Charter by the Board of Directors pursuant to Section II(c)(i) hereof, and (D) the funding of the Company of not less than $145 million at the Closing pursuant to the Subscription Agreements, upon the effectiveness of the Fifth Charter. The Fifth Charter and the Reclassification shall become effective on the Closing Date.

     Section III.   VOTING; GRANT OF IRREVOCABLE PROXY; FURTHER ASSURANCES

     (a) Each of the Stockholders hereby irrevocably agrees to (i) vote such Stockholder's shares of Series H Preferred Stock and Convertible Preferred Stock and the shares of Old Common Stock into which such shares of Convertible Preferred Stock may be converted and any other shares of capital stock of the Company which are beneficially owned or hereafter acquired by the Stockholder and over which the Stockholder has direct or indirect voting power (such shares are collectively referred to the "SHARES"), at any meeting of stockholders of the Company, including any adjournments or postponements thereof, or written consent of stockholders in lieu thereof, in favor of approving the conversion of all shares of Convertible Preferred Stock described in Section II(b) hereof, the approval and adoption of the Fifth Charter and such other actions required to be taken or approved in order to effectuate the Transactions, (ii) execute and deliver an irrevocable proxy in the form attached hereto as ANNEX A (the "IRREVOCABLE PROXY"), which shall grant and appoint Mr. Ramu Potarazu (the "PROXY HOLDER"), a proxy to vote the Shares in accordance with clause (i) of this Section III(a), subject to the terms of the Irrevocable Proxy, and (iii) grant a proxy to vote, execute any consent, or grant approval in respect of such Shares, in accordance with the Irrevocable Proxy, and such Stockholder hereby delivers the Irrevocable Proxy and grants such proxy to the Proxy Holder in accordance therewith.

     (b) Each Stockholder represents that any proxies heretofore given in respect of the Shares are not irrevocable, and that all such proxies are hereby revoked. Each Stockholder further represents that this Agreement and the Irrevocable Proxy does not, and, during the Restricted Period (as hereinafter defined) will not, violate any voting agreement, voting trust or any other arrangement relating to the voting of the Shares. Further, each Stockholder agrees to not enter into any agreement or understanding the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Agreement, including Section III(a) hereof.

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     (c)  Pursuant to the Irrevocable Proxy, the Proxy Holder shall vote or cause to be voted, and shall execute written consents in lieu of meetings of the Stockholders, in such manner as to effectuate the transactions contemplated by this Agreement in accordance with the terms of this Agreement and the Irrevocable Proxy.

     Section IV. RESTRICTION ON TRANSFER. During the period commencing on the date of this Agreement and continuing until the termination of this Agreement pursuant to its terms (the "RESTRICTED PERIOD"), each Stockholder agrees that it will not, without the prior written consent of the Company, (i) sell, transfer, pledge or otherwise dispose of any of the Shares or any interest therein (each such action, a "Transfer"), or agree to any Transfer or (ii) take any other action that would in any way restrict, limit or interfere with the performance of such Stockholder's obligations under this Agreement. Notwithstanding the foregoing, a Stockholder may Transfer any of the Shares; PROVIDED THAT, each transferee of the Shares agrees to be bound by this Agreement and the Irrevocable Proxy and executes a counterpart of this Agreement and the Irrevocable Proxy.

     Section V.     CLOSING; DELIVERIES.

     (a) TIME AND LOCATION OF CLOSING. The closing of the transactions contemplated by this Agreement shall occur concurrently with the Closing of the Subscription Agreements, and shall take place on such date (the "CLOSING DATE"), at such location and at such time as specified for the Closing pursuant to the terms and conditions of the Subscription Agreements.

     (b)  DELIVERIES. Subject to the foregoing provisions of this Agreement:

          (i) On the date hereof, each Stockholder shall execute and deliver its respective Irrevocable Proxy.

          (ii) On the Dividend Date, the Company shall deliver:

               A. resolutions certified by the Secretary of the Company and duly adopted by the Board of Directors authorizing the matters described in Section II(a)(i) hereof; and

               B. a copy of the Certificate of Designation which has been executed, filed with the Delaware Secretary of State and become effective as of the Dividend Date.

          (iii)On the Closing Date, the Company shall deliver:

               A. certified resolutions duly adopted by the Board of Directors authorizing the matters described in Section II(c)hereof;

               B. a copy of the Fifth Charter which has been executed, filed with the Delaware Secretary of State and become effective as of the close of business on the Closing Date, as described in Section II(c) hereof;

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               C.   certificates representing the Dividend Shares and Conversion
                    Shares, which certificates shall be executed as of the Dividend Date and the Closing Date, respectively, and delivered upon the filing of the Fifth Charter with the Delaware Secretary of State; and

               D. all additional documents reasonably requested by the Stockholders or any Subscriber relating to any of the agreements, covenants or conditions contained or referred to herein.

          (iv) On the Closing Date, the Proxy Holder shall deliver the written consent of Stockholders described in Section II(b) and Section II(c) hereof.

          (v)  On the Closing Date, the Stockholders shall deliver:

               A. certificates representing all shares of Convertible Preferred Stock held by the Stockholders, endorsed in blank to the Company;

               B. certificates representing all shares of Series H Preferred Stock and Old Common Stock held by the Stockholders (including without limitation any shares issued prior to the Conversion or as a result of the Conversion), endorsed in blank to the Company, although nondelivery of any such certificates shall not affect the consummation and effectiveness of the Reclassification pursuant to this Agreement; and

               C. all additional documents reasonably requested by the Company or any Subscriber relating to any of the agreements, covenants or conditions contained or referred to herein.

     Section VI. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder hereby severally, and not jointly, represents and warrants (as to itself) to each of the other parties hereto, as follows:

     (a) OWNERSHIP OF CAPITAL STOCK. Such Stockholder is the record owner of the respective shares of capital stock of the Company listed above its signature on the signature pages hereto, and such shares represent all of the shares of capital stock of the Company owned of record and/or beneficially by it.

     (b) BINDING OBLIGATIONS. This Agreement and the other agreements contemplated hereby and thereby to which such Stockholder is a party, when executed and delivered by such Stockholder will constitute valid legally binding obligations of such Stockholder, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights and the enforcement of debtors' obligations generally and by general principles of equity, regardless of whether enforcement is pursuant to a proceeding in equity or at law.

     (c) RESTRICTED SECURITIES. Such Stockholder understands that the Dividend Shares and the Conversion Shares that it may be entitled to receive as result of the transactions contemplated hereby are characterized as "restricted securities" under the Securities Act of 1933, as amended (the "SECURITIES ACT"), inasmuch as they are being acquired from the Company in a transaction

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not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Stockholder represents that it is familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Stockholder understands that the Company is under no obligation to register any of such securities sold or distributed hereunder except as provided in the New Investor Rights Agreement to be entered into on the Closing Date, substantially in the form of EXHIBIT C attached hereto (the "NEW INVESTOR RIGHTS AGREEMENT"). Such Stockholder understands that no public market now exists for any of such securities and that it is uncertain whether a public market will ever exist for such securities.

     (d) NO CONFLICTS. The execution, delivery and performance of and compliance with this Agreement and the other Closing Documents to which such Stockholder is a party, and the consummation of the transactions contemplated hereby and thereby, will not result in any violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, a breach of any agreement, as then in effect; (i) to which such Stockholder is a party or by which it is bound, (ii) by which any of such Stockholder's shares of capital stock of the Company are bound or otherwise restricted or (iii) which results in the creation of any Lien or grants any third party any right to or interest in any of the Stockholder's shares of capital stock of the Company.

     Section VII. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the each of the Stockholders as follows:

     (a) ORGANIZATION AND AUTHORITY. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to enter into and perform this Agreement and the other agreements contemplated hereby to which it is a party (collectively, the "CLOSING DOCUMENTS").

     (b) AUTHORIZATION; BINDING EFFECT. The Company has, and as of the Closing will have, all requisite corporate power and authority to execute, deliver and perform this Agreement, each other Closing Document to which it is a party, and each other document or instrument executed by it in connection herewith or therewith or pursuant hereto or thereto, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the other Closing Documents to which it is a party, the issuance of the Dividend Shares and the Conversion Shares, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of the Company. This Agreement and each of the other Closing Documents to which it is a party that have been executed as of the date hereof is, and each of such documents will be as of the Closing Date, duly executed and delivered by the Company and the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity. The execution, delivery and performance by the Company of this Agreement and the performance by the Company of its obligations hereunder were duly and validly authorized by the Company's Board of Directors prior to the execution and delivery of this Agreement by the parties.

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     (c)  NONCONTRAVENTION. After giving effect to the waivers pursuant to
Section VIII and Section IX of this Agreement, the execution, delivery and performance of and compliance with this Agreement and the other Closing Documents to which the Company is a party, and the consummation of the transactions contemplated hereby and thereby, will not result in any violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Charter or bylaws of the Company, as then in effect, or any agreement or contract by which the Company is bound, or to the Company's knowledge a violation of any statutes, laws, regulations, rules or orders by which the Company is bound, or an event which results in the creation of any Lien upon any assets of the Company.

     Section VIII.  EXISTING INVESTOR RIGHTS AGREEMENT.

     (a) WAIVER. Pursuant to Section 6.5 of the Amended and Restated Investor Rights Agreement, dated as of October 19, 1999, by and among the Company and certain stockholders of the Company, as amended by the First Amendment to the Amended and Restated Investor Rights Agreement, dated as of March 16, 2000, and the Second Amendment to the Amended and Restated Investor Rights Agreement, dated as of October 19, 2000 (such agreement and the amendments thereto are collectively referred to herein as the "EXISTING INVESTOR RIGHTS AGREEMENT"), the Company and each Stockholder who is a party to the Existing Investor Rights Agreement hereby waive the application of the right of first refusal under
Section 4 of the Existing Investor Rights Agreement, with respect to the Company's offering and issuance of the Securities (as such term is defined in the Subscription Agreements) pursuant to the Subscription Agreements and other Closing Documents, and the execution and delivery of this Agreement by each Stockholder who is a party to the Existing Investor Rights Agreement constitutes the consent of holders of at least 58% of the Registrable Securities (as defined in the Existing Investor Rights Agreement), which consent shall be binding upon all holders of Registrable Securities pursuant to the Existing Investor Rights Agreement.

     (b) AMENDMENT. The Company and each of the Stockholders hereby agree to cause the Existing Investor Rights Agreement to be amended prior to the Closing Date in the manner described in Section 4.1 of the New Investor Rights Agreement.

     Section IX. VOTING AGREEMENT. Each Stockholder who is a party to the Fourth Amended and Restated Voting Agreement, dated as of June 1, 2001, by among the Company and certain of its stockholders (the "VOTING AGREEMENT"), hereby irrevocably waives all of its rights under the Voting Rights Agreement, including but not limited to its right under Section 1 of the Voting Agreement to have its designees serve on the Board of Directors of the Company, and agrees to (i) use all reasonable efforts to cause its designees on the Board of Directors of the Company to resign therefrom or to be otherwise removed immediately after the Closing or as soon as practicable thereafter and (ii) use all reasonable efforts to cause the Voting Agreement to be terminated as of the Closing Date or as soon as practicable thereafter.

     Section X. NEW INVESTOR RIGHTS AGREEMENT. The Company and each of the Stockholders hereby agree that in connection with the Closing of the Subscription Agreements and the Transactions, each party hereto shall enter into that certain Investor Rights Agreement, dated as of the Closing Date, by and among the Company, the Stockholders and the Subscribers, in substantially the form attached hereto as EXHIBIT C.

     Section XI. REASONABLE EFFORTS; FURTHER ASSURANCES. Each of the Company and the Stockholders hereby agrees:

     (a) that it will use all reasonable efforts to cause to be fulfilled its respective obligations under this Agreement and the other Closing Documents;

     (b) that from time to time, as and when requested by another party to this Agreement or by any Subscriber, it shall execute and deliver, or cause to be executed and delivered, all such documents and instruments, and will take, or cause to be taken, all such reasonable actions, as such other party to this Agreement or such Subscriber may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement and the other Closing Documents;

     (c) that it shall not take or fail to take, and it shall use all reasonable effort to cause its Affiliates to not take or fail to take, any action which would reasonably be expected to frustrate the intent and purposes of this Agreement or the transactions contemplated hereby or thereby; and

     (d) that it shall not take or fail to take, and it shall use its reasonable efforts to cause its officers, directors, members, partners, stockholders or other Affiliates to not take or fail to take, any action that could reasonably be expected to adversely affect the likelihood of obtaining all necessary consents and approvals from the FCC as contemplated by the Subscription Agreements and for such consents and approvals becoming Final Orders (as such term is defined in the Subscription Agreements).

     Section XII.   MISCELLANEOUS.

     (a) EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall be in full force and effect upon the delivery of executed counterparts of this Agreement by each of the Company and Stockholders holding shares of Convertible Preferred Stock representing not less than fifty-eight percent (58%) of all issued and outstanding shares of Convertible Preferred Stock, on an as-converted basis; PROVIDED that the waiver set forth in Section VIII(a) hereof shall be effective as to all parties to the Existing Investor Rights Agreement upon the delivery of executed counterparts of this Agreement by the holders of at least 58% of the Registrable Securities (as such term is defined in the Existing Investor Rights Agreement).

     (b) THIRD PARTY BENEFICIARIES; TERMINATION. This Agreement creates rights for each Subscriber, and each Subscriber is hereby expressly designated as a third party beneficiary hereof. Other than each Subscriber, this Agreement does not create any rights for any party who is not otherwise a party to this Agreement. This Agreement and the obligations of each party hereunder may not be terminated, waived, amended, supplemented or otherwise modified without the prior written consent of each Subscriber so long as any Subscription Agreement remains in full force and effect. This Agreement and the obligations of each party hereunder will terminate concurrently with any termination of all of the Subscription Agreements. The proxy granted pursuant to Section III hereof will terminate on the earliest of (i) the filing and effectiveness of the Fifth Charter, (ii) the termination of this Agreement or (iii) the first anniversary of the date hereof.

     (c) SPECIFIC PERFORMANCE. The parties hereto agree that, in light of the irreparable damage that would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and the inadequacy of damages as a remedy, the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     (d) NATURE OF HOLDINGS; SHARES. All references herein to a Stockholder's holdings of the Shares shall be deemed to include any Shares held or controlled by such Stockholder, individually, jointly (as community property or otherwise), or in any other capacity, and shall extend to any securities issued to the undersigned in respect of the Shares.

     (e) NOTICES. Except as otherwise expressly set forth in this Agreement, all notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, by nationally recognized overnight courier, or by same day receipted messenger service, addressed in each case (i) if to a Stockholder, at the record address of such Stockholder furnished to the Company in connection with the holding of its securities of the Company, or at such other address as such Stockholder shall have furnished to the Company in writing pursuant to this notice provision, (ii) if to a Subscriber to the address of such Subscriber set forth in its Subscription Agreement, or (iii) if to the Company, to Wildblue Communications, Inc., 7600 East Orchard Road, Suite 360N, Greenwood Village, Colorado 80111, Attn: David Brown, with a copy to Brownstein Hyatt & Farber, P.C., 410 Seventeenth Street, 22nd Floor, Denver, Colorado 80202-4437, Attn:
John L. Ruppert, Esq., or to such other address as the Company (or Brownstein Hyatt & Farber, P.C.) may provide to the Stockholders pursuant to this notice provision. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) when delivered personally, at the time of receipt by the addressee, (ii) if delivered by overnight courier, one Business Day after depositing the same with such courier,
(iii) if delivered by same day messenger, upon delivery to the addressee or the addressee's agent or employee or, if delivered to a residence, to any adult person at such residence, or (iv) if sent by mail, at the earlier of its receipt or three (3) Business Days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     (f) ASSIGNMENT. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (g) ENTIRE AGREEMENT. This Agreement, together with the exhibits referenced herein, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.

     (h) SURVIVAL. The representations, warranties, covenants and agreements of the parties set forth in this Agreement shall survive indefinitely, subject to any statute of limitations exceptions.

     (i) SEPARATE ACTIONS; SEVERABILITY. The parties hereto intend that each action or transaction contemplated by this Agreement constitutes a separate and independent action or transaction of the Company and/or the Stockholders, as the case may be.

     (j) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

     (k) CAPTIONS. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced and construed as if no caption had been used in this Agreement.

     (l) GOVERNING LAW. Disputes arising under this Agreement shall be governed by and interpreted and construed in accordance with the substantive law (and not the law of conflicts) of the State of Delaware.

     (m) JURISDICTION AND VENUE. ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH OR ALLEGED BREACH OF THIS AGREEMENT, WHETHER ARISING DURING OR AT OR AFTER THE TERMINATION OF THIS AGREEMENT (EACH OF THE FOREGOING DISPUTES, CONTROVERSIES AND CLAIMS HEREINAFTER REFERRED TO AS AN "AGREEMENT DISPUTE"), SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE STATE OF DELAWARE OR NEW YORK, AND EACH OF THE PARTIES HERETO (INCLUDING ANY SUBSCRIBER WITH RESPECT TO THE EXERCISE OF ITS THIRD PARTY RIGHTS HEREUNDER) (i) UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY AND (ii) IRREVOCABLY WAIVES ANY OBJECTION SUCH PARTY MAY NOW HAVE OR HEREAFTER HAS AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING AN AGREEMENT DISPUTE.

     (n) COUNTERPARTS. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

              [SIGNATURES BEGIN ON THE IMMEDIATELY FOLLOWING PAGE]

                  SIGNATURE PAGES TO AGREEMENT OF STOCKHOLDERS

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Stockholders on the day and year first above written.

                                   THE COMPANY:

                                   WILDBLUE COMMUNICATIONS, INC.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   THE STOCKHOLDERS:

                                   TELESAT CANADA:

                                   __________ shares of Common Stock
                                   __________ shares of Series A Preferred Stock
                                   __________ shares of Series B Preferred Stock 10,595,000 shares of Series C Preferred Stock __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock 26,666,667 shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   TELESAT CANADA


                                   By:
                                      -----------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   LIBERTY SATELLITE & TECHNOLOGY, INC.

                                   __________ shares of Common Stock
                                   15,000,000 shares of Series A Preferred Stock 835,625 shares of Series B Preferred Stock 6,872,606 shares of Series C Preferred Stock 5,768,986 shares of Series E Preferred Stock __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   LIBERTY SATELLITE & TECHNOLOGY, INC.


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   KPCB HOLDINGS, INC.

                                   __________ shares of Common Stock
                                   19,000,000 shares of Series A Preferred Stock 1,058,458 shares of Series B Preferred Stock 1,009,540 shares of Series C Preferred Stock 3,428,571 shares of Series E Preferred Stock __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   KPCB HOLDINGS, INC.


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   PENNY S. DRUCKER

                                   __________ shares of Common Stock
                                   8,804,812 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   PENNY S. DRUCKER


                                   By:
                                      ------------------------------
                                   Penny S. Drucker

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   WALTER S. SEGALOFF REVOCABLE TRUST

                                   __________ shares of Common Stock
                                   6,922,625 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   WALTER S. SEGALOFF REVOCABLE TRUST


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   DAVID MURRAY DRUCKER

                                   __________ shares of Common Stock
                                   4,542,011 shares of Series A Preferred Stock 27,854 shares of Series B Preferred Stock 126,193 shares of Series C Preferred Stock 215,700 shares of Series E Preferred Stock __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   DAVID MURRAY DRUCKER


                                   By:
                                      ------------------------------
                                   David Murray Drucker

                  SIGNATURE PAGES TO AGREEMENT OF STOCKHOLDERS

                                   SEGALOFF & SONS JOINT VENTURE

                                   __________ shares of Common Stock
                                   3,689,050 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   SEGALOFF & SONS JOINT VENTURE


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   HASHEM PROVIDES, LLC

                                   __________ shares of Common Stock
                                   1,511,534 shares of Series A Preferred Stock 42,587 shares of Series B Preferred Stock 192,941 shares of Series C Preferred Stock 462,750 shares of Series E Preferred Stock __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   HASHEM PROVIDES, LLC


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   SEGALOFF FAMILY LP

                                   __________ shares of Common Stock
                                   2,300,000 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   SEGALOFF FAMILY LP


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   DAVID S. SEGALOFF FAMILY TRUST

                                   __________ shares of Common Stock
                                   1,844,525 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   DAVID S. SEGALOFF FAMILY TRUST


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   PETER M. SEGALOFF FAMILY TRUST

                                   __________ shares of Common Stock
                                   1,844,525 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   PETER M. SEGALOFF FAMILY TRUST


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   SEGALOFF GROUP LLC

                                   __________ shares of Common Stock
                                   654,047 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock 146,800 shares of Series E Preferred Stock __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   SEGALOFF GROUP LLC


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   GREGORY B. DAVID TRUST

                                   __________ shares of Common Stock
                                   423,531 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   GREGORY B. DAVID TRUST


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   J. WILLIAM DAVID TRUST

                                   __________ shares of Common Stock
                                   423,531 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   J. WILLIAM DAVID TRUST


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   JOSHUA M. DAVID TRUST

                                   __________ shares of Common Stock
                                   423,531 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   JOSHUA M. DAVID TRUST


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

                  SIGNATURE PAGES FOR AGREEMENT OF STOCKHOLDERS

                                   E.D. DAVID

                                   __________ shares of Common Stock
                                   100,000 shares of Series A Preferred Stock __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock

The execution and delivery hereof by the undersigned Stockholder constitutes, as to all its shares of capital stock of the Company listed above, (i) its written consent under Section 6.5 of the Existing Investor Rights Agreement as to the matters set forth in Section VIII of this Agreement of Stockholders, and (ii) its written consent under the Voting Agreement as to the matters set forth in
Section IX of this Agreement of Stockholders.

                                   E.D. DAVID


                                   By:
                                      ------------------------------
                                   E.D. David

                                                                         ANNEX A

                            FORM OF IRREVOCABLE PROXY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of Wildblue Communications, Inc. a Delaware corporation (the "CORPORATION"), is the record owner of the number of shares (the "CONVERTIBLE PREFERRED SHARES") of convertible preferred stock, par value $.001 per share (the "CONVERTIBLE PREFERRED STOCK") of the Corporation, set forth above the undersigned's signature below, and the undersigned hereby grants to, and appoints, Mr. Ramu Potarazu (the "PROXY HOLDER") the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's voting rights with respect to (i) the Convertible Preferred Shares and the shares of the Corporation's common stock, par value $.001 per share(the "COMMON STOCK"), issuable upon conversion of the Convertible Preferred Shares (the "COMMON SHARES"), (ii) the shares of the Corporation's Series H Non-voting Preferred Stock, par value $.001 per share (the "SERIES H PREFERRED SHARES", and together with the Convertible Preferred Shares and the Common Shares, the "SHARES"), to be designated and issued as a dividend by the Company as described in that certain Agreement of Stockholders, dated as of December ___, 2002, by and among the Corporation, the undersigned and the other stockholders of the Corporation that are signatories thereto (the "AGREEMENT OF STOCKHOLDERS") and
(iii) all other Shares beneficially owned or held of record by the undersigned from the date hereof until the Termination Time, on the matters described below (and no other matters) until the Termination Time (as defined below). Beginning on the date the Corporation receives notice that the Federal Communications Commission has either determined that there shall be no change of control of the Corporation or has approved the change of control of the Corporation in connection with the transactions contemplated by the funding of at least $145 million to the Corporation pursuant to several Subscription Agreements, dated as of December __, 2002, between the Corporation and certain investors, the Proxy Holder (and his successors) is empowered and may exercise this Proxy to vote all of the Shares at any and all meetings of the stockholders of the Corporation or any adjournment thereof in favor of any action and to consent in writing or to otherwise act with respect to any action of the Corporation for which stockholder approval or consent is necessary, in connection with the Transactions (as defined in the Agreement of Stockholders), including the conversion of all shares of Convertible Preferred Stock described in Section II(b) of the Agreement of Stockholders, the approval and adoption of the Fifth Charter and such other actions required to be taken or approved in order to effectuate the Transactions; PROVIDED, HOWEVER, that the Proxy Holder shall not be empowered and may not exercise this Proxy with respect to any material amendment of the Closing Documents (as such term is defined in the Agreement of Stockholders). This proxy shall terminate and be of no further force and effect at the time (the "TERMINATION TIME") which is the earliest to occur of (i) the termination of the Agreement of Stockholders, (ii) the filing and effectiveness of the Fifth Charter (as such term is defined in the Agreement of Stockholders), and (iii) the first anniversary of the date hereof. The undersigned hereby affirms that this proxy is given in connection with the execution of the Agreement of Stockholders and is coupled with an interest and is irrevocable prior to the Termination Time. The undersigned hereby ratifies and confirms all that the proxy may lawfully do or cause to be done by virtue hereof.

                    [SIGNATURE PAGES IMMEDIATELY FOLLOWING.]

                      SIGNATURE PAGES FOR IRREVOCABLE PROXY

     IN WITNESS WHEREOF, the undersigned has set forth the undersigned's hand this ___ day of December, 2002.

                                   [NAME OF STOCKHOLDER ]:

                                   __________ shares of Common Stock
                                   __________ shares of Series A Preferred Stock
                                   __________ shares of Series B Preferred Stock
                                   __________ shares of Series C Preferred Stock
                                   __________ shares of Series E Preferred Stock
                                   __________ shares of Series F Preferred Stock
                                   __________ shares of Series G Preferred Stock


                                   By:
                                      ------------------------------
                                   Name:
                                   Title:

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                                                                       EXHIBIT A

                              FORM OF FIFTH CHARTER

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                                                                       EXHIBIT B

                       FORM OF CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES H PREFERRED STOCK

                                                                       EXHIBIT C

                      FORM OF NEW INVESTOR RIGHTS AGREEMENT